UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 20, 2006



                                 BTHC III, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      000-51891                 20-4494098
--------------------------------------------------------------------------------
(State of Incorporation)        (Commission File No.)      (IRS Employer ID No.)

                               12890 Hilltop Road
                               Argyle, Texas 76226
                    (Address of Principal Executive Offices)

                                 (972) 233-00300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On November 21, 2006, BTHC III, Inc. (the "Company") completed a 4.42-for-one forward split of its common stock by way of a stock dividend to stockholders of record as of November 20, 2006 of 3.42 shares of common stock for each one share of common stock outstanding. Stockholders are not required to take any action in connection with this common stock dividend. The action was approved by the unanimous consent of the members of the Company's Board of Directors in lieu of a meeting.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BTHC III, INC.


                                 By: /s/ Timothy P. Halter
                                    --------------------------------------------
                                    Name: Timothy P. Halter
                                    Title: President and Chief Executive Officer
Dated: November 21, 2006